                                                                  EXHIBIT 10.31

EXECUTIVE EMPLOYMENT
AGREEMENT
-------------------------------------------------------------------




ADAYTUM SOFTWARE, INC.

BUSINESS BUDGET MANAGEMENT SOLUTIONS PTY
LIMITED

MICHAEL FRANCIS GILES HADDLETON










ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333



-C- Copyright Allen Allen & Hemsley 2000


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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DATE                                                                    2000
-------------

PARTIES
-------------

         1. ADAYTUM SOFTWARE, INC. of 2051 Killebrew Drive, Suite 400, Minneapolis, Minnesota 55425, USA (ADAYTUM);

         2.    BUSINESS BUDGET MANAGEMENT SOLUTIONS PTY LIMITED
               (ACN 082 177 400) of Pritchard Adams, Level 3,
               1 Chandos Street, St Leonards, NSW 2065, Australia
               (the COMPANY); and

         3. MICHAEL FRANCIS GILES HADDLETON of 14 Lisle Street, Narrabeen, NSW 2101, Australia (the EMPLOYEE).

RECITALS
-------------

         A The Company has agreed to employ the Employee and the Employee has agreed to serve the Company on the terms of this Agreement

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         ADAYTUM STOCK OPTION PLAN means The Adaytum Software Inc 1999 Stock Option Plan.

         BASE SALARY means the amount of remuneration received by the Employee, being the amount set out in clause 5.1, as amended by review from time to time under clause 4.2.

         CONFIDENTIAL INFORMATION:

         (a) means information (whether or not in material form) given to or gained by the Employee before, during or after the Term, that relates to:

                  (i)     the Company or any Group Member; or

                  (ii) customers or suppliers of the Company or any Group Member in that capacity; and

         (b)      includes, but is not limited to:

                  (i)     trade secrets;

                  (ii) information relating to the business affairs, accounts work, marketing plans, sales plans, prospects, price information,


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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                           supplier lists, research, management, financing,
                           products, inventions, designs or processes;

                  (iii)    computer data bases and computer software; and

                  (iv) data surveys, customer lists, specifications, drawings, records, reports and statements.

         GROUP means the Company and any Related Body Corporate from time to time and includes Adaytum Software, Inc. and its subsidiaries.

         GROUP MEMBER means any member of the Group.

         IMPROVEMENTS means all inventions, improvements or discoveries conceived by the Employee during the Term and which are related or are in any way connected with the Company's business or that of a Group Member.

         OPERATIVE DATE means 1 March 2000.

         RELATED BODY CORPORATE means, in relation to a body corporate, a body corporate which is related to it within the meaning of Section 50 of the Corporations Law.

         RELEVANT GROUP MEMBER means each Group Member for whom the Employee may work or perform services from time to time.

         SHARE ACQUISITION AGREEMENT means the agreement between Adaytum and the Employee under which the Employee sells to Adaytum all of the shares in the Company.

         SUPERANNUATION FUND means the Mercantile Mutual "Integra Retirement Plan" SFN 148 113 944.

         TERM means the period during which this Service Agreement and the Employee's employment by the Company continues, as provided in clause 1.2.

         TERMINATION DATE means the date of termination of the Employee's employment with the Company whether under clause 5 or otherwise.

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (a)      The SINGULAR includes the plural and conversely.

         (b)      A GENDER includes all genders.

         (c) Where a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to a CLAUSE or SCHEDULE is to a clause of or schedule to this Service Agreement.


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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         (e)      A reference to any PARTY to this Service Agreement or any
                  other agreement or document includes the party's successors and permitted assigns.

         (f) A reference to CONDUCT includes, without limitation, any omission, statement or undertaking, whether or not in writing.

2.       TERM OF EMPLOYMENT
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Company shall employ the Employee as Managing Director - Asia Pacific of the Company and the Employee shall serve the Company in accordance with this Agreement during the Term.

2.2      TERM

         The term of this Agreement will be two years commencing on the Operative Date, after which period it will continue unless it is terminated by either party under clause 5.

3.       EMPLOYEE'S OBLIGATIONS
--------------------------------------------------------------------------------

3.1      POSITION

         The Employee shall perform the duties of managing director or any other position that may be agreed in writing between the Company and the Employee from time to time.

3.2     DUTIES OF EMPLOYEE

         During the Term the Employee shall do the following:

         (a) give the whole of his time, ability and attention in normal working hours, or when reasonably required outside those hours, to the business and affairs of the Company and the Group;

         (b) faithfully and diligently perform the duties and exercise the powers consistent with his office that may be assigned to him by the Company or any Group Member from time to time;

         (c) comply with all reasonable directions given to him by the Company or any Group Member;

         (d) observe and comply with the provisions set out in any written policy, practice or procedure circulated by the Company or any Group Member from time to time;

         (e)      use his best endeavours to promote the interests of the Group;
                  and

         (f) protect the property of the Group from theft, loss, damage or neglect and without delay give notice immediately to the Company or any Relevant Group Member or its responsible representatives of any


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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                  theft, loss, damage or neglect of such property which may come to his knowledge.

4.       NO COMPETITION AND CONFIDENTIALITY
--------------------------------------------------------------------------------

4.1      COVENANTS

         Without limiting the generality of clause 2, the Employee shall not without the prior written consent of the Company or any Relevant Group Member do any of the following during the Term:

         (a) directly or indirectly be concerned or interested whether as principal, agent, partner, shareholder, director, employee or otherwise in any firm, corporation or entity involving the conduct of, or preparation for, any business in competition with, or of a similar nature to, any business for the time being carried on by the Company or any Group Member;

         (b) disclose or use any confidential information of any kind including, without limitation, any formula, process, method of manufacture, trade secret, record, data or any information concerning the business, affairs or customers of the Group which may come to his knowledge, except:

                  (i) disclosure or use in the proper course of the Employee's duties;

                  (ii) for information which is freely available to the public; or

                  (iii) to the extent the Employee is required to disclose information by law or requirement of any regulatory body;

         (c)      undertake any other business or profession.

4.2      CONFIDENTIAL INFORMATION

         (a) The Employee shall not use any Confidential Information for the benefit of any person except the Group.

         (b)      If there is uncertainty as to whether:

                  (i)      any information is Confidential Information; or

                  (ii) any Confidential Information is lawfully able to be disclosed under clause 4.1,

                  that information shall be taken to be Confidential Information which is not able to be disclosed, unless the Employee is advised by the Company in writing to the contrary.

         (c)      The Employee shall:

                  (i) maintain proper and secure custody of all Confidential Information; and

                  (ii) use his best endeavours to prevent the use or disclosure of the Confidential Information by third parties.


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         (d)      The Employee shall immediately deliver to the Company all
                  Confidential Information that is physically capable of delivery:

                  (i)      at the end of the Term; and

                  (ii) at any time at the request of a person authorised by the Company.

         (e) Instead of delivering Confidential Information, the Company may request the Employee to destroy Confidential Information and certify in writing to the Company that the Confidential Information has been destroyed.

         (f) The Company may direct that Confidential Information contained in computer software or data be destroyed by erasing it from the magnetic media on which it is stored so that the information cannot be recovered or reconstructed.

         (g) The Employee must not make any copy or summary of any Confidential Information, except if required to do so in the course of his employment. If the Executive is required to make a copy or summary of Confidential Information in the course of his Employment, the copy or summary belongs to the Company.

         (h) The Employee shall comply with the obligations under this clause 4.2 at all times during and after the Term. Any Group Member may enforce these obligations at any time.

         (i) Nothing in this clause 4 shall limit any other duty of confidentiality of the Employee at law or in equity.

4.3      IMPROVEMENTS

         The Employee acknowledges that all Improvements shall be the exclusive property of the Company or the Group and the Employee shall:

         (a) promptly disclose to the Company any Improvements developed by the Employee or known by the Employee to have been developed by any other employee of the Group in the course of their employment; and

         (b) immediately take any reasonable action necessary to transfer to the Company the Employee's and such other employee's interest in any Improvements.

         (c) The Executive shall not prior to the transfer of any rights to any Improvements pursuant to this clause 4.3 take any action which would in any way abrogate, Encumber, restrict or transfer the interest in the Improvements.


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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5.       CONDITIONS OF EMPLOYMENT
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5.1      SALARY

         Until this Agreement is terminated, the Company shall pay the Employee a Base Salary of US$150,000 per annum payable, exclusive of superannuation, by equal monthly instalments.

5.2      REVIEW

         (a) The Company shall undertake an annual review of the Base Salary payable to the Employee.

         (b) The first review shall occur one year from the Operative Date. The adjustment to the Base Salary, if any, shall take effect on the first day of the calendar month immediately following the anniversary of the Operative Date.

5.3      SICK LEAVE

         The Employee shall be entitled to 5 days sick leave in any full year during his employment on full salary. Sick leave not taken during the year is automatically forfeited at the expiration of the year.

5.4      ANNUAL LEAVE

         The Employee shall be entitled to 20 days annual leave in any full year during his employment on full salary.

5.5      SUPERANNUATION

         The Company shall pay any superannuation contribution required to be paid to comply with its obligations under the Superannuation Administration Act 1992.

5.6      TRAVEL AND EXPENSES

         The Company or any Relevant Group Member shall reimburse the Employee for all travelling and other out of pocket expenses properly incurred by the Employee in or about its business. Those expenses must be evidenced in the manner that the Company or any Relevant Group Member reasonably requires.

5.7      BENEFIT PLANS

         The Employee shall be entitled to participate in such plans as the Company shall, in its sole discretion, from time to time establish for the benefit of its employees.

         The plan which is currently in operation is set out in Schedule 1.

5.8      STOCK OPTIONS

         (a) From the date of this Agreement, the Employee shall be entitled to receive 40,000 Adaytum stock options which shall:


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                  (i)      vest over a 4 year period;

                  (ii)     have a 10 year term;

                  (iii) have an exercise price equal to market value as determined by Adaytum Board on the date of the grant of the options; and

                  (iv) be subject to the terms and conditions of the Adaytum Stock Option Plan.

         (b) Except for termination under clause 6.11, if this Agreement is terminated for any reason, the Employee shall forfeit his entitlement to any Adaytum stock options which have not been vested at the time of the termination, or if this Agreement is terminated by the giving of notice, on the date that the notice is given.

5.9      MAINTAIN INSURANCE

         (a) The Company agrees to maintain a contract of insurance from an established and reputable insurer, which insures the Company against all liabilities incurred by the Employee as a director, provided that the liability does not arise out of conduct involving a wilful breach of duty to the Company or a contravention of the Corporations Law.

         (b) Unless the Company agrees otherwise, the insurance contract referred to in paragraph 5.9(a) will contain a provision waiving all rights of subrogation or action against the Company.

         (c) The Company will use its best endeavours to ensure that it does not do anything which will render void any insurance policy maintained under clause 5.9(a).

6.       TERMINATION
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6.1      TERMINATION BY THE COMPANY WHERE BREACH BY THE EMPLOYEE

         The Company may immediately terminate this Agreement and the Employee's employment by notice to the Employee in writing if the Employee at any time:

         (a) commits any serious or persistent breach of this Agreement which is not capable of remedy including, without limitation, intentional disobedience, dishonesty, serious or persistent breach of duty or serious or persistent neglect;

         (b) materially breaches this Agreement and does not remedy that breach within two days after receiving notice from the Company specifying the breach;

         (c) is declared bankrupt or enters into any composition or arrangement with or makes any assignment of his property in favour of his creditors generally;

         (d) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under laws relating to mental health;


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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         (e)      is convicted of a criminal offence which, in the reasonable opinion of the Company, will detrimentally affect any Group Member; or

         (f) has conducted himself in a manner which, in the reasonable opinion of the Company, will detrimentally affect any Group Member.

6.2      PAYMENT ON TERMINATION

         If the Employee's employment is terminated under clause 5.1, the Company shall not be obliged to pay the Employee any moneys other than the following:

         (a) any accrued Base Salary to which the Employee is entitled to on the Termination Date;

         (b) a pro rata amount of any bonus payment to which the Employee is entitled to under the bonus component of any applicable benefit plan;

         (c) any contributions to the Superannuation Fund due as at the Termination Date;

         (d) any amount to which the Employee is entitled in lieu of unused annual leave; and

         (e) any amount to which the Employee is entitled under the Long Service Leave Act 1955 (NSW).

6.3      GENERAL TERMINATION

         (a) The Company may at any time and for any reason terminate the Employee's employment by giving 6 months' notice to the Employee and by paying to the Employee on the date on which that notice period expires the payments specified in clause 5.2.

         (b) The Employee may at any time and for any reason terminate this Agreement by giving one month's notice to the Company. On the date that the notice expires the Company must pay to the Employee the payments specified in clauses 6.2(a),(c),(d) and
                  (e) only.

6.4      PAYMENT IN LIEU OF NOTICE

         The Company may at its discretion pay the Employee the payment specified in clause 6.2 in lieu of any notice period relating to the termination of the Employee's employment under this Agreement.

6.5      NO CLAIM FOR COMPENSATION

         (a) If this Agreement is terminated by the Company under clause 5.3, the Employee will not be entitled to claim any amounts by way of retirement allowance or liquidated damages or any other payments as a consequence of termination except for the payments set out in clause 5.2.

         (b) Any payment by the Company under this clause 5 shall be without prejudice to any rights or remedies the Company may have against the Employee and shall not constitute any admission of fact or liability.


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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6.6     TRANSFER OF SUPERANNUATION

         After termination of this Agreement, subject to the terms of the trust deed and rules of the Superannuation Fund, the Company shall ensure that the trustee of the Superannuation Fund transfers the Employee's entitlements under the Superannuation Fund to another superannuation fund nominated by the Employee or deals with them otherwise in accordance with relevant legislation.

6.7      SURVIVAL OF EMPLOYEE'S OBLIGATIONS ON TERMINATION

         Clauses 5.8, 5.9 and 6 survive the termination of this Agreement.

6.8      RETURN OF COMPANY PROPERTY

         On termination of this Agreement, the Employee shall immediately deliver to the Company all books, documents, papers, materials, credit cards, motor vehicles and other property of the Group which may then be in the Employee's possession or under his power or control.

6.9      RESIGNATION AS DIRECTOR

         (a) If the Employee is a director or secretary of any Group Member, he shall resign from that position, on the termination of his employment if required to do so by the Company.

         (b) If the Employee fails to resign from any office in accordance with clause 6.9(a), the Company is irrevocably authorised by him to appoint a person in his place and on his behalf to sign any documents and do anything required to give effect to that resignation. The Employee must on the request of the Company ratify and confirm anything done by the Company pursuant to the power conferred by this clause 6.9.

6.10     SUSPENSION OF EMPLOYEE

         The Company may suspend the Employee on full pay for any period if the Company considers it in the best interests of the Company to do so.

6.11     TERMINATION IN THE EVENT OF DISABILITY

         (a) If the Employee has a mental or physical condition that renders him unable to perform the essential functions of his job for 90 or more days within any 180 day period this Agreement shall terminate.

         (b) In the event or termination under clause 6.11(a) the Adaytum Stock Option Plan and any applicable benefit plan shall continue to operate after the disability.

6.12     TERMINATION IN THE EVENT OF CHANGE IN CONTROL OF THE COMPANY

         In the event of change in control of the Company, being a sale of more than 50% of the shares in the Company, the Employee may elect to terminate this Agreement, within three months of the date of the change in control, and on


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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         termination for a change in control the Employee shall be entitled to receive 12 months base salary and any benefits under the applicable benefit plan in force at that time.

7.       OBLIGATIONS OF EMPLOYEE AFTER EMPLOYMENT CEASES
--------------------------------------------------------------------------------

7.1      CONFIDENTIALITY

         The provisions of clause 4 will continue to apply after the Term with respect to Confidential Information.

7.2      NON SOLICITATION

         For 12 months after the Term, the Employee shall not either on his own account or for any person, solicit or entice or endeavour to solicit or entice from any Group Member:

         (a) any director, manager, officer, employee, servant or contractor of or to any Group Member (whether or not such person would commit a breach of any contract by reason of ceasing to serve or act for the any Group Member); or

         (b) the custom of any person who has during the Term been a customer, supplier, distributor or licensee of the Company or a Group Member.

7.3      REMEDIES

         The Employee acknowledges that the remedy at law for breach of clauses 4.1, 6.1 and 7.2 would be inadequate and that temporary and permanent relief by way of injunction against him may be granted in any proceedings which the Company or any Relevant Group Member or any persons on its behalf may bring to enforce any of the provisions of those clauses without the necessity of proof of actual damage suffered by the Company or any Relevant Group Member as the case may be.

7.4      PROTECTION OF GOODWILL

         The Employee acknowledges that having regard to his duties with the Group, his undertakings in clauses 4.1, 6.1, 6.3 and 7.3 are reasonable and necessary for the protection of the goodwill of the Group.

8.       MISCELLANEOUS
--------------------------------------------------------------------------------

8.1      SET-OFF

         On termination of his employment, the Employee authorises each Relevant Group Member to set-off against and deduct from all or any amounts payable to the Employee, any amount owing by the Employee to the Company on any account.


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8.2     GOVERNING LAW

         This Agreement is governed by the laws of New South Wales. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

8.3      NO WAIVER

         No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

8.4      NOTICES

         Any notice required to be given under this Agreement by any party to another shall be in writing addressed to the intended recipient at the address last notified by the intended recipient to the party giving the notice.

8.5      SEVERANCE

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

8.6      ASSIGNMENT

         The rights and obligations of each party under this Agreement are personal. They cannot be assigned, charged or otherwise dealt with and no party shall attempt or purport to do so, without the prior written consent of the parties.

8.7      AMENDMENT

         This Agreement may be amended only by a further Agreement executed by both parties.

8.8      ENTIRE AGREEMENT

         This Agreement contains the entire agreement of the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by the parties with respect to its subject matter.

8.9      COUNTERPARTS

         This Agreement may be executed in any number of counterparts. All counterparts taken together will be taken to constitute one agreement.


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EXECUTED in Sydney as an agreement.

EXECUTED by BUSINESS                      )
BUDGET MANAGEMENT                         )
SOLUTIONS                                 )
PTY LIMITED
in the presence of:                       )

/S/  M.F. Giles Haddleton                    /S/  M.F. Giles Haddleton
------------------------------------------   -----------------------------------
Signature                                    Signature

M.F. Giles Haddleton                         M.F. Giles Haddleton
------------------------------------------   -----------------------------------
Print name                                   Print name

                                             Director and Secretary
                                             -----------------------------------
                                             Office held

EXECUTED by ADAYTUM                       )
SOFTWARE, INC.                            )
in the presence of:                       )

/S/  Elizabeth A. Fortier                    /S/  Michael H. Mehr
------------------------------------------   -----------------------------------
Signature                                    Signature

Elizabeth A. Fortier                         Michael H. Mehr
------------------------------------------   -----------------------------------
Print name                                   Print name

                                             VP - Finance and Administration
                                             -----------------------------------
                                             Office held

SIGNED by MICHAEL FRANCIS                 )
GILES HADDLETON                           )
in the presence of:                       )  /S/ M. F. Giles Haddleton
                                             -----------------------------------
                                             Signature

/S/  Ashley Cahif
------------------------------------------
Witness

Ashley Cahif
------------------------------------------
Print Name


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EXECUTIVE EMPLOYMENT AGREEMENT                             ALLEN ALLEN & HEMSLEY
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SCHEDULE 1

BENEFIT PLAN
--------------------------------------------------------------------------------

The Company offers the following benefit plan as at February 2000:

         (a)      Car

                  The Company shall provide the Employee with a BMW 5 series or equivalent car;

         (b)      Medical insurance

                  The Company shall provide the Employee with family medical insurance; and

         (c)      Bonus scheme

                  The target earnings for the Company are US$190,000.

                  A bonus of US$10,000 per quarter will be paid, quarterly in arrears, which will be varied in accordance with the realisation of the target earnings for the following areas in the proportions set out below:

                  Asia-Pacific revenue vs target              40% of bonus
                  Australian revenue vs target                40% of bonus
                  Recruitment vs target                       20% of bonus,

         For the avoidance of doubt, the Company may at any time vary, in its absolute discretion, any of the benefits under the benefit plan.


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